Prospectus Supplement

John Hancock Variable Insurance Trust

Strategic Equity Allocation Trust (the fund)

Supplement dated January 30, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

As of March 28, 2025 (the Effective Date), Nathan W. Thooft, CFA will no longer serve as a portfolio manager of the fund. As of the Effective Date, Michael J. Comer, CFA and James Robertson, CIM will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, all references to Mr. Thooft will be removed from the Summary Prospectus.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.